Exhibit 99.2
CAPITAL SENIOR LIVING CORPORATION

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living owns and/or operates 66 communities in 23 states with the ability to serve 9,800 residents 50 of these communities are owned or leased with resident capacity of 7,701 Achieved 95% approval rating in 2008 residents' satisfaction survey Owned Leased Joint Venture Managed 0.42 0.37 0.2 0.01 Independent living Assisted living CCRC 0.69355 0.238199 0.06825 Units by Ownership Type Resident Capacity Mix

The Capital Advantage: Senior Living Options Average 131 units per IL community with large common areas and amenities Supportive services, wellness programs, social, recreational, and educational events Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 69% of Portfolio

The Capital Advantage: Senior Living Options Average 64 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,300 96% private pay Average length of resident stay is 26 months Assisted Living - 24% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

CAPITAL SENIOR LIVING CORPORATION

# The Capital Advantage: Established Operating Platform (Resident Capacity by State)


MN.
179
NY.
394
CT.
165
MI.
350
NE.
596
IA.
116
OH.
1,171
IL.
608
IN.
1,185
NJ.
98
CA.
408
KS.
169
MO.
334
VA.
106
OK.
136
AR.
315
NC.
447
AZ.
182
SC.
341
MS.
136
TX.
2,037
LA.
136
FL.
175

6

The Capital Advantage: Favorable Demographics US population 75+ years old is estimated to grow by 3.8 million through 2015 Only 1.8 million units serving a population of 18.6 million seniors Current 9.6% penetration rate implies demand growth of 45,000 units per year 2007 2015 East 18.6 22.4 (Population MM) Source: Centers for Medicare & Medicaid Services, Office of the Actuary US Seniors Population Trends (75+ years old) Implied demand growth of 45,000 units per year

The Capital Advantage: Favorable Supply Trends Source: 2009 ASHA/NIC Seniors Housing Construction Trends Report 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 15499 21210 23970 25228 24433 22205 13227 11202 9777 12593 11437 18051 25481 35664 45392 39186 36575 20931 21112 16214 11123 13766 11286 11058 Net Growth in Units - Private Pay Seniors Housing (IL/AL) 76% decline

The Capital Advantage: Proven Track Record Same Store Analysis for Communities Under Management Same Store Average Revenue growth of 5.3%, with 11.3% Average Net Operating Income growth since 2004 2004 2005 2006 2007 2008 Revenue 119 123.6 134.9 214.4 218.7 Net Operating Income 52.9 55.2 63.7 97.6 99.1 Revenue Net Operating Income $ in millions

2009 Business Plan Organic growth from rate increases and cost controls and reductions Increase levels of care through assisted living conversions Procure management agreements Opportunistic acquisitions Stock repurchase program

Growth Initiatives: Joint Venture Acquisitions Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Fifteen communities are owned with joint venture partners Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management fees, return on equity investment and potential for additional incentives

Example of Joint Venture Economics Venture CSU Partner NOI $ 9,000,000 Cap Rate 9.0% Purchase Price $100,000,000 Debt $ 70,000,000 Equity $ 30,000,000 $3,000,000 $27,000,000 Revenues $ 27,000,000 Mgt. Fees (5%) $1,350,000 ROE (14.8%) $ 445,000 $ 4,005,000 Total First Year Return $1,795,000 $ 4,005,000 Total Return % 59.8% 14.8%

Growth Initiatives: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $25,000,000 $26,000,000 $1,000,000 4.0% Operating Expense $15,000,000 $15,300,000 $300,000 2.0% EBITDAR $10,000,000 $10,700,000 $700,000 7.0% Lease Expense $8,000,000 $8,200,000 $200,000 2.5% EBITDA $2,000,000 $2,500,000 $500,000 25.0% Example of $100 million acquisition/lease transaction: Completed 21 acquisition/lease transactions for a total value of $249 million since Q4 2005

Capital Advantage: Financial Growth Revenue and Adjusted EBITDAR ($ in millions) Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Revenue 31.5 32.1 33.9 37.1 43 46.2 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 Adjusted EBITDAR Margin % 0.3 0.3 0.3 0.3 0.3 0.3 2004 2005 2006 2007 2008 Revenue 93.3 105.2 159.1 189.1 193.3 Adjusted EBITDAR Margin % 0.2 0.25 0.26 0.3 0.3 Adjusted EBITDAR 18.7 26.35 41.47 56.38 57.64

Income Statement: Q3 Comparison (in millions, except per share) 2009 2008 Resident & Health Care Revenue $42.8 $43.2 Other Revenue 5.3 4.5 Total Revenues $48.1 $47.7 Operating Expenses 26.7 27.3 Reimbursement expense 4.6 3.4 General & Administrative Expenses 2.5 2.4 EBITDAR $14.3 $14.6 Lease Expense 6.5 6.3 Depreciation & Amortization 3.3 3.1 Income from Operations $4.5 $5.2 Other Income / (Expense) (3.2) (3.2) Taxes & Minority Interests (0.5) (0.8) Net Income $0.8 $1.2 Earnings Per Share $0.03 $0.05 CFFO Per Share $0.13 $0.16

Since 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $70.0 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.1% fixed No significant maturities through July 2015 on all fixed rate debt Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 30.6 Other Current Assets 18.1 Total Current Assets 48.7 Fixed Assets 302.4 Other Assets 31.3 TOTAL ASSETS $382.4 As of September 30, 2009 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 32.9 Long-Term Debt 174.8 Other Liabilities 17.6 Total Liabilities 225.3 Stockholders' Equity 157.1 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $382.4

Investment Highlights Favorable demographics and attractive industry fundamentals Conversion initiatives with significant revenue and margin growth Strong same-store community net income growth Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

CAPITAL SENIOR LIVING CORPORATION